BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund (the “Fund”)

Supplement dated April 4, 2016
to the Prospectus
dated October 28, 2015

This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

Effective March 30, 2015, Henry Song will no longer serve as a portfolio manager for the portion of the Fund’s assets allocated to J.P. Morgan Investment Management, Inc. ("JPMIM").  Barbara E. Miller, who has served as a portfolio manager to the Fund since September 2015, and Peter Simons, who has served as a portfolio manager to the Fund since the Fund's inception, will continue to serve as portfolio managers for the portion of the Fund's assets allocated to JPMIM. Accordingly, the Prospectus is supplemented as follows:

1.	Effective immediately, the table entitled "JPMIM" in the sub-section entitled "Sub-advisers and Portfolio Managers – JPMIM" under the section entitled "Summary Section" is replaced with the following:

JPMIM

Portfolio Manager(s)	Position with JPMIM	Length of Service to the Fund
Barbara E. Miller	Managing Director	Since September 2015
Peter Simons	Executive Director	Since Inception

2.
Effective immediately, the information under "JPMIM"  in the sub-section entitled "Sub-advisers and Portfolio Managers" under the section entitled “Management of the Funds” is replaced with the following:

Barbara E. Miller, Managing Director has served as a portfolio manager of the Core Bond Fund since September 2015. Peter Simons, CFA, Executive Director, has served as a portfolio manager of the Core Bond Fund since its inception. Both portfolio managers are based in Columbus, Ohio and are members of the Global Fixed Income, Currency & Commodities (GFICC) group of JPMIM.

Ms. Miller is a portfolio manager and head of the U.S. Value Driven fixed income team of JPMIM. She is also the senior officer in Columbus for the Global Fixed Income, Currency and Commodities (GFICC) group. Ms. Miller is responsible for portfolio construction, market strategy, allocation decisions and security selection for value-driven strategies.

Mr. Simons is a portfolio manager for the U.S. Value Driven team and is responsible for managing institutional taxable bond portfolios.

BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund (the “Fund”)

Supplement dated April 4, 2016
to the Statement of Additional Information (the "SAI")
dated October 28, 2015, as supplemented March 31, 2016

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

Effective March 30, 2015, Henry Song will no longer serve as a portfolio manager for the portion of the Fund’s assets allocated to J.P. Morgan Investment Management, Inc. ("JPMIM").  Barbara E. Miller, who has served as a portfolio manager to the Fund since September 2015, and Peter Simons, who has served as a portfolio manager to the Fund since the Fund's inception, will continue to serve as portfolio managers for the portion of the Fund's assets allocated to JPMIM. Accordingly, the SAI is supplemented as follows:

The information in the sub-section "Other Accounts Managed" relating to JPMIM under the sub-section entitled "Portfolio Managers – Other Accounts Managed by Portfolio Managers" under the section entitled “The Funds' Investment Teams” is hereby replaced with the following:

Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of June 30, 2015. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Barbara E. Miller	1	$44.4 million	1	$26.9 million	24	$764.4 million
Peter Simons	12	$11.9 billion	5	$10.56 billion	25	$5.16 billion
Accounts Subject to Performance Fees
Barbara E. Miller	0	$0	0	$0	0	$0
Peter Simons	0	$0	0	$0	1	$35.24 million

As of June 30, 2015, the above-listed portfolio managers did not beneficially own any shares of the Fund.